UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                    Date of Report:  January 24, 2001
                    (Date of earliest event reported)

              MINNESOTA MINING AND MANUFACTURING COMPANY
        (Exact name of registrant as specified in its charter)

                            File No. 1-3285
                        (Commission File Number)

                Delaware                            41-0417775
        (State of incorporation)              (I.R.S. Employer
                                         Identification Number)

         3M Center                               55144-1000
         St. Paul, Minnesota                     (Zip Code)
               (Address of principal executive offices)

                Registrant's telephone, including area code:
                            (651) 733-1110



ITEM 5.  OTHER EVENTS
Attached and incorporated herein by reference as Exhibit 99 are a consolidated statement of income of Minnesota Mining and Manufacturing Company reporting 3M's financial results for the fourth quarter and year 2000; consolidated statements of income for the quarterly periods ended in 2000 and 1999 that reflect certain reclassifications of net sales and operating expenses; a consolidated balance sheet as of December 31, 2000 and 1999; and certain supplemental financial information. All of this information is unaudited.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits Required by Item 601 of Regulation S-K

         EXHIBIT NO.    DESCRIPTION
         ----------     -----------
            99   Consolidated Financial Information for Quarters
                        and Years 2000 and 1999


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MINNESOTA MINING AND
                            MANUFACTURING COMPANY

                        By: /s/  Gregg M. Larson
                            --------------------
                            Gregg M. Larson,
                            Assistant Secretary

Dated:  January 24, 2001

                            EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------
99                 Consolidated Financial Information for Quarters and
                   Years 2000 and 1999